DISPOSAL OF SUBSIDIARIES - Gain regarding divestiture of disposal group (Details) $ in Thousands	Oct. 27, 2022 USD ($)
DISPOSAL OF SUBSIDIARIES.
Fair value of preferred shares issued to Stanley Star	$ (24,592)
The carrying amount of any noncontrolling interest	(3,954)
Net liabilities	(24,276)
Gain on disposal of subsidiaries	$ 3,638